NUVEEN CORE PLUS BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED AUGUST 4, 2017

TO THE PROSPECTUS DATED MARCH 31, 2017

The following changes are effective immediately:

1.	The following paragraph is added after the first paragraph of the section entitled “Fund Summaries—Nuveen Core Plus Bond Fund—Principal Investment Strategies”:

The Fund may invest up to 15% of its net assets, collectively, in preferred securities and contingent capital securities (sometimes referred to as “CoCos”).

2.	The first paragraph of the section entitled “Fund Summaries—Nuveen High Income Bond Fund—Principal Investment Strategies” is deleted and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high yield” securities or “junk” bonds). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans (including senior loans and secured and unsecured junior loans). In addition, the Fund may invest up to 20% of its net assets, collectively, in preferred securities and contingent capital securities (sometimes referred to as “CoCos”). The Fund may invest in exchange-traded funds, closed-end funds, and other investment companies (“investment companies”).

3.	The first paragraph of the section entitled “Fund Summaries—Nuveen Strategic Income Fund—Principal Investment Strategies” is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in income producing securities, including:

•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities);

•	residential and commercial mortgage-backed securities;

•	asset-backed securities;

•	domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations;

•	preferred securities and contingent capital securities (sometimes referred to as “CoCos”) in an aggregate amount not to exceed 20% of the Fund’s net assets;

•	fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets;

•	debt obligations of foreign governments; and

•	municipal securities in an amount not to exceed 20% of the Fund’s net assets.

4.	The following risk factors are added to the sections entitled “Fund Summaries—Nuveen Core Plus Bond Fund—Principal Risks,” “Fund Summaries—Nuveen High Income Bond Fund—Principal Risks” and “Fund Summaries—Nuveen Strategic Income Fund—Principal Risks”:

Contingent Capital Security Risk—CoCos have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Preferred Security Risk—Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends, which may result in a decline in value in a falling interest rate environment, having limited liquidity, changing or unfavorable tax treatments and possibly being issued by companies in heavily regulated industries.

5.	The following subsections are added to the section entitled “How We Manage Your Money—More About Our Investment Strategies”:

Preferred Securities

As a principal investment strategy Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund and Nuveen Strategic Income Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.

The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above. Preferred securities that are hybrid securities often behave similarly to investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and traditional preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Thus, they may not be subordinate to a company’s debt securities (as are traditional preferred securities).

Hybrid securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation or other special purpose entity, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and floating coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred securities and hybrid securities. Generally, these types of preferred securities are senior debt or junior debt in the capital structure of an issuer.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative and may be deferred (in the case of cumulative payments) or skipped (in the case of non-cumulative payments) at the option of the issuer. Generally, preferred security holders have no voting rights with respect to the issuing company, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends or if a declaration of default occurs and is continuing.

Preferred securities may either trade over-the-counter (“OTC”) or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Funds may invest in preferred securities of either structure. The retail segment is typified by $25 par value exchange-traded securities and the institutional segment is typified by $1,000 par value OTC securities. Both $25 and $1,000 par value securities are often callable at par value, typically at least five years after their original issuance date.

Contingent Capital Securities

Contingent capital securities (sometimes referred to as “CoCos”) are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers, which are generally linked to regulatory capital thresholds, or the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

6.	The following risk factors are added to the section entitled “How We Manage Your Money—What the Risks Are—Principal Risks”:

Contingent capital securities risk: A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by a fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in a fund losing a portion or all of its investment in such securities. In addition, a fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that a fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Preferred security risk: There are special risks associated with investing in preferred securities:

Limited voting rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special redemption rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or by regulatory or major corporate action. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a fund.

Payment deferral. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions without any adverse consequences to the issuer. Non-cumulative preferred securities can skip distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions payments for up to 10 years. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood of issuers deferring or skipping distributions.

Subordination. Preferred securities generally are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments.

Floating Rate Payments. The dividend or interest rates on preferred securities may be floating, or convert from fixed to floating at a specified future time. The market value of floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed rate securities that will convert to a floating rate at a future time. A secondary risk associated with declining interest rates is the risk that income earned by a fund on floating rate securities may decline due to lower coupon payments on the floating-rate securities.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities or common stock. Less liquid securities involve the risk that the securities will not be able to be sold at the time desired by a fund or at prices approximating the values at which the fund is carrying the securities on its books.

Financial services industry. The preferred securities market is comprised predominately of securities issued by companies in the financial services industry. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries.

Tax risk. A fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for a fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of a fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Regulatory risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FINCP-0817P

NUVEEN CORE BOND FUND

NUVEEN CORE PLUS BOND FUND

NUVEEN HIGH INCOME BOND FUND

NUVEEN INFLATION PROTECTED SECURITIES FUND

NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED AUGUST 4, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2017

The following changes are effective immediately:

1.	The section entitled “Investment Policies and Techniques—Preferred Securities” is deleted and replaced with the following:

The Funds, other than Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund, may invest in preferred securities with different distribution structures. The various coupon structures may be broadly characterized as follows:

•	Fixed Rate Preferred Securities are preferred securities that pay a fixed rate of interest throughout the life of the security and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed-rate securities tends to fall when interest rates rise (and vice versa).

•	Fixed-to-Fixed Preferred Securities are preferred securities that have a distribution rate of payment that is fixed for a certain period (typically five or ten years when first issued) and such period is usually aligned with the first call date. After the defined period expires, the fixed distribution rate then resets to another fixed distribution rate, according to a specified formula, and typically resets with the same longer-term frequency for the remaining life of the security (typically five or ten years).

•	Fixed-to-Floating Preferred Securities are preferred securities that have a distribution rate of payment that is fixed for a certain period (typically five or ten years when first issued) and such period is usually aligned with the first call date. After this period, distribution rates vary for the remaining life of the security, periodically adjusting according to a specified formula, usually with reference to some interest rate index or market interest rate. The value of fixed-to-floating preferred securities may fluctuate less in response to market interest rate movements than the value of preferred securities with a fixed interest rate, because the interest rate paid by fixed-to-floating preferred securities is variable.

•

Floating-Rate Preferred Securities are preferred securities that offer a distribution rate of payment that resets periodically (commonly every 90 days) to an increment over some predetermined interest rate index or benchmark rate. Some commonly used indices include the 3-month U.S. Treasury bill rate, the 180-day U.S. Treasury bill, or the one-month or three-month LIBOR. The value of floating-rate preferred securities may fluctuate less in response to market interest rate movements than the value of preferred securities with a fixed interest rate.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. Although issuers of cumulative preferred securities generally can defer distributions for a specified period of time, no redemption can typically take place unless all cumulative payment obligations have been met. Issuers may, however, be able to engage in open-market repurchases without regard to any cumulative dividends payable. For non-cumulative preferred securities, the issuer does not have any obligation with respect to skipped payments.

Preferred securities may be issued with either a final maturity date, or as a perpetual structure. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer.

2.	The following subsection is added to the section entitled “Investment Policies and Techniques”:

Contingent Capital Securities

The Funds, other than Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund, may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by a Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen a Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in a Fund losing a portion or all of its investment in such securities. In addition, a Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FINCSAI-0817P